UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      July 1, 2005
                                                          ----------------------

                              SEACOR Holdings Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              1-12289                                13-3542736
--------------------------------------------------------------------------------
      (Commission File Number)             (IRS Employer Identification No.)

        11200 Richmond, Suite 400
             Houston, Texas                              77082
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

                                 (281) 899-4800
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

       On July 1, 2005, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 16, 2005, among SEACOR Holdings Inc. ("SEACOR"), SBLK Acquisition Corp., CORBULK LLC, and Seabulk International, Inc. ("Seabulk"), SBLK Acquisition Corp. (a wholly-owned subsidiary of SEACOR) merged with and into Seabulk (the "Merger"). As a result of the Merger, Seabulk will now operate as a wholly-owned subsidiary SEACOR.

       Pursuant to the Merger Agreement, each outstanding share of common stock of Seabulk was converted into 0.2694 of a share of SEACOR common stock and $4.00 in cash. Based on SEACOR's closing price of $64.30 on June 30, 2005, Seabulk stockholders will receive approximately $21.32 in SEACOR stock and cash for each outstanding share of Seabulk.

       SEACOR funded the cash portion of the purchase price with cash on hand and cash drawn down from its existing revolving credit facility with DnB NOR Bank ASA.

       SEACOR's common stock will continue to trade on the New York Stock Exchange under the symbol "CKH". Seabulk common stock has been delisted from the Nasdaq National Market and Seabulk has filed a Form 15 with the Securities and Exchange Commission to terminate the registration of Seabulk common stock under the Securities Exchange Act of 1934, as amended.

       On July 1, 2005, SEACOR and Seabulk issued a joint press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

       To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b)  Pro Forma Financial Information.

       To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(c)       Exhibits.

99.1      Press Release, dated July 1, 2005

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SEACOR Holdings Inc.


                                   By:  /s/ Randall Blank
                                      ------------------------------------------
                                      Name:  Randall Blank
                                      Title: Chief Financial Officer, Executive
                                             Vice President and Secretary



Date:  July 1, 2005

                                  EXHIBIT INDEX

        Exhibit No.                  Description

         99.1              Press Release, dated July 1, 2005